                                                                    Exhibit 23.3
                                                                    ------------



                             Wheeler Wasoff, P.C.
                         Certified Public Accountants


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     We consent to use in this Amendment No.2 to Registration Statement of AmeriVest Properties Inc. (the "Company") on Form SB-2 our report dated February 7, 2000 relating to the Company's financial statements appearing in this Prospectus, which is part of this Registration Statement.


     We also consent to the reference to us under the heading "Experts" in this Registration Statement.


                                    /s/ Wheeler Wasoff, P.C.

                                    WHEELER WASOFF, P.C.

Denver, Colorado
July 26, 2001